* Second-Quarter Fiscal 2014 Earnings April 30, 2014 ® Registered trademark, Ashland or its subsidiaries, registered in various countries ™ Trademark, Ashland or its subsidiaries, registered in various countries

* Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” ”forecasts,” “may,” “will,” “should” and “intends” and the negatives of these words or other comparable terminology. In addition, Ashland may from time to time make forward-looking statements in its filings with the Securities and Exchange Commission (SEC), news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt), the sale transaction involving Ashland Water Technologies, and the ASK joint venture and the potential sale transaction involving the elastomers business (including the possibility that the transactions may not occur or that, if a transaction does occur, Ashland may not realize the anticipated benefits from such transaction), the global restructuring program (including the possibility that Ashland may not realize the anticipated revenue and earnings growth, cost reductions and other expected benefits from the program), Ashland's ability to generate sufficient cash to finance its stock repurchase plans, severe weather, natural disasters and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in its most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Ashland undertakes no obligation to subsequently update any forward-looking statements made in this presentation or otherwise except as required by securities or other applicable law. Regulation G: Adjusted Results The information presented herein regarding certain unaudited adjusted results does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Ashland has included this non-GAAP information to assist in understanding the operating performance of the company and its reporting segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Ashland filings with the SEC has been reconciled with reported U.S. GAAP results.

* Fiscal Second Quarter 2014 Highlights1 Announced pending sale of Ashland Water Technologies for $1.8 billion in cash Now reported as discontinued operations in current and prior periods Reported EPS from continuing operations of ($0.78) Adjusted EPS of $1.53, flat with prior year Excludes $0.21 per share from discontinued operations Sales of $1.5 billion, flat with prior year Adjusted EBITDA of $272 million Down 6% from prior year Up 15% sequentially Significant progress made on global restructuring Approximately $200 million total identified savings Reserve of $87 million booked in Q2 1 Ashland's second-quarter earnings release dated April 30, 2014, available on Ashland's website at http://investor.ashland.com, reconciles adjusted amounts to amounts reported under GAAP.

* Adjusted EPS from continuing operations $1.53 AWT Operating income and stranded costs +$0.33 Assumes a 25% tax rate Lower tax rate, primarily due to AWT divestiture -$0.08 Discrete tax items -$0.10 MAP tax benefit -$0.03 Items Affecting Adjusted EPS 1 Ashland's second-quarter earnings release dated April 30, 2014, available on Ashland's website at http://investor.ashland.com, reconciles adjusted amounts to amounts reported under GAAP.

* Fiscal Second Quarter – Continuing Operations Key Items Affecting Income Intangible amortization expense in March 2014 quarter of $22 million Excluding intangible amortization, adjusted EPS would have been 20 cents higher, or $1.73

* Adjusted Results Summary1 Sales flat with prior year Strong sequential improvement in sales and EBITDA 1 Ashland's second-quarter earnings release dated April 30, 2014, available on Ashland's website at http://investor.ashland.com, reconciles adjusted amounts to amounts reported under GAAP.

* Volume up 3% versus prior year; up 14% sequentially EBITDA margin of 20.5% Up 210 basis points from December quarter Ashland Specialty Ingredients Adjusted Results Summary1 1 Ashland's second-quarter earnings release dated April 30, 2014, available on Ashland's website at http://investor.ashland.com, reconciles adjusted amounts to amounts reported under GAAP.

* Ashland Performance Materials Adjusted Results Summary1 Strong volume gains in both Adhesives and Composites and improved performance from elastomers GP% increase due to core volumes and margin, elastomers improvement 1 Ashland's second-quarter earnings release dated April 30, 2014, available on Ashland's website at http://investor.ashland.com, reconciles adjusted amounts to amounts reported under GAAP.

* Ashland Consumer Markets (Valvoline) Results Summary1 Record second quarter in operating income Margin improvement versus prior year due to mix and lower input costs 1 Ashland's second-quarter earnings release dated April 30, 2014, available on Ashland's website at http://investor.ashland.com, reconciles adjusted amounts to amounts reported under GAAP.

* Ashland Water Technologies Divestiture Update Expect to close by end of fiscal year Subject to regulatory approvals and customary closing conditions Transition Services Agreement (TSA) being finalized Total stranded costs from divestiture are roughly $75 million Will be removed as part of the global restructuring program

* Results reflect AWT business as historically reported and are provided for comparative purposes only Ashland Water Technologies Adjusted Results Summary1 1 Ashland's second-quarter earnings release dated April 30, 2014, available on Ashland's website at http://investor.ashland.com, reconciles adjusted amounts to amounts reported under GAAP.

* Accounting Effects of AWT Divestiture AWT Op Inc from Summary Results Slide AWT Related D&A Income Reported in Discontinued Operations Stranded Costs AWT Related Pension Costs AWT Divestiture Related Costs 24 7 (17) (4) 17 9 1.53 1.76 Ashland Water Technologies contributes $17 million to discontinued operations Taxes (2)

* Fiscal Second Quarter 2014 Corporate Items Capital Expenditures of $51 million Full year forecast reduced to $245 million Effective tax rate of 15.4% Expected full year rate now at 21% Trade Working Capital1 remains ahead of target 17.6% versus target of 17.7% Free cash flow2 generation of $124 million Including AWT related transaction costs, FY14 FCF estimate of $450-$475 million Includes AWT cash for full year On continuing operations basis, full year free cash flow estimate of $275-$300 million Excludes $40-$50 million of restructuring cash costs, but includes $75 million of stranded costs 1 Trade Working Capital defined as accounts receivables plus inventories minus trade accounts payables; calculated on a 13 month rolling basis. 2 Definition of free cash flow: operating cash less capital expenditures and other items Ashland has deemed non-operational.

* Global Restructuring Program Update Approximately $200 million of cost reductions identified Expect to have over 50% of run-rate savings by end of FY14 Book costs: $140 million, Cash costs: $120 million Accomplishments to date: Identified approximately 800 job eliminations by end of calendar 2014 Integrated most of the supply chain into the commercial units Moved adhesives into ASI and intermediates & solvents into Performance Materials Near term objectives: Analysis to continue for future office consolidation Movement of positions to low-cost regional centers of excellence Efficient operating model to drive growth & improved financial performance

* Cost Savings Plan 19 19 Excluding AWT, cost savings should lead to SG&A % of sales at ~15% Strict cost control to remain at this level Maximize operating leverage Identified $200 million in cost reductions Over half in place by end of FY14 Substantially all captured by Q2 FY15 Remainder by early 2016

* Margin Profile Expectations 1 Ashland 2013 adjusted EBITDA margin assumes $75 million of stranded costs from AWT divestiture; Ashland normalized EBITDA margin assumes elimination of all stranded costs Cost Savings and Improved Execution Lead to ~20% EBITDA Margin Expected Margin Expansion From: | | | | | | | | | | |

Appendix A: EBITDA Bridges

* Ashland Q2 FY 2013 vs. Q2 FY 2014 Adjusted EBITDA Bridge 4 Q2 2013 Volume/Mix Q2 2014 Currency Translation Margin 6 290 272 SG&A Expenses (24) 0 Other (4) ($ millions) Preliminary Stronger volumes and improved margins contributed $10 million to EBITDA Higher SG&A costs were a $24 million headwind

* Ashland Specialty Ingredients Adjusted EBITDA Bridge Q2 2013 Volume/ Mix Q2 2014 Currency Translation Margin SG&A Expenses Q2 FY 2013 versus Q2 FY 2014 (1) (8) (11) 136 I&S pricing and higher costs offset favorable guar input costs SG&A increase primarily due to increased performance based compensation ($ millions) Preliminary 156 Other 2 (2)

* Q2 2013 Volume/ Mix Q2 2014 Currency Translation Margin SG&A Expenses Q2 FY 2013 versus Q2 FY 2014 39 3 3 (1) (1) Other (1) 42 ($ millions) Preliminary Ashland Water Technologies Adjusted EBITDA Bridge Results reflect AWT business as historically reported and are provided for comparative purposes only

* Ashland Performance Materials Adjusted EBITDA Bridge Q2 2013 Volume/ Mix Q2 2014 Currency Translation Margin SG&A Expenses Q2 FY 2013 versus Q2 FY 2014 3 13 (1) Other (5) 43 Strong volumes and improved performance from Elastomers led to year-over-year EBITDA gain SG&A increase primarily due to increased performance based compensation 33 ($ millions) Preliminary 0

* Ashland Consumer Markets Adjusted EBITDA Bridge Continued mix upgrade and better pricing through several channels, key tailwinds to quarter Foreign exchange presented modest headwind to EBITDA Q2 2013 Volume/ Mix Q2 2014 Currency Translation Margin SG&A Expenses Q2 FY 2013 versus Q2 FY 2014 Other ($ millions) Preliminary 4 (1) (1) (2) 90 88 2

Appendix B: Volume Trends and Liquidity and Net Debt

* Normalized Volume Trends1 Period Ended 1 Excludes volumes associated with Casting Solutions and divested Pinova, Synlubes, and PVAc businesses for all periods. Includes volumes associated with ISP and Ara Quimica for all periods. 2 Water Technologies included for comparative purposes only. Rolling Four Quarters 2

* Liquidity and Net Debt ($ in millions) Scheduled Debt Repayments by Fiscal Year

Appendix C: Business Profiles 12 Months Ended March 31, 2014

* Corporate Profile By commercial unit By geography 1 For 12 months ended March 31, 2014. 2 Ashland includes only U.S. and Canada in its North America designation. North America2 53% Asia Pacific 16% Latin America/ Other - 7% Europe 24% Ashland Specialty Ingredients 42% Ashland Performance Materials 25% Ashland Consumer Markets 33% Sales1 - $6.1 Billion

* Corporate Profile 1 For 12 months ended March 31, 2014. See Appendix B for reconciliation to amounts reported under GAAP. NYSE Ticker Symbol: ASH Total Employees: ~11,000 Outside North America ~30% Number of Countries in Which Ashland Has Sales: More than 100 Ashland Specialty Ingredients 52% Ashland Consumer Markets 34% Adjusted EBITDA1 - $1.0 Billion

* Ashland Specialty Ingredients A global leader in water-soluble and film-forming polymers 1 See Appendix B for reconciliation to amounts reported under GAAP. For 12 Months Ended March 31, 2014 Sales: $2.6 billion Adjusted EBITDA: $523 million1 Adjusted EBITDA Margin: 20.3%1 Sales by Product Cellulosics 34% PVP 17% Solvents/ Intermediates 17% Pharma & Nutrition 20% Care Specialties 24% Performance 25% North America 31% Asia Pacific 19% Europe 40% Latin America/ Other - 10% Coatings 14% Industrial 17% Actives - 6% Vinyl Ethers 5% Guar - 5% Biocides – 4% Sales by Geography Sales by Market

* Ashland Performance Materials Global leader in composite resins, specialty adhesives and elastomers Sales by Geography For 12 Months Ended March 31, 2014 Sales: $1.5 billion Adjusted EBITDA: $136 million1 Adjusted EBITDA Margin: 9.1%1 Sales by Product Composites 59% Adhesives 22% Elastomers 19% Construction: Residential 14% Marine 11% Pkg. & Converting 16% Construction: Industrial 29% Sales by Market North America 63% Asia Pacific - 12% Europe 20% Latin America/ Other 5% Transportation 25% Construction: Infrastructure - 5% 1 See Appendix B for reconciliation to amounts reported under GAAP.

* Ashland Consumer Markets: A leading worldwide marketer of premium-branded automotive lubricants and chemicals International Sales by Region2 For 12 Months Ended March 31, 2014 Sales: $2.0 billion EBITDA: $342 million1 EBITDA Margin: 17.0%1 Sales by Product Lubricants 85% Chemicals - 8% Do-It-Yourself 30% DIFM: Valvoline Instant Oil Change 17% DIFM: Installer Channel 23% Valvoline International 30% Sales by Market Asia Pacific ex Australia 35% Europe 25% Latin America/ Other – 17% Antifreeze 5% Filters 2% Australia 23% 1 See Appendix B for reconciliation to amounts reported under GAAP. 2 Includes nonconsolidated joint ventures.

Appendix D: Reclassifications and Regulation G Reconciliations

* Ashland Inc. and Consolidated Subsidiaries Reconciliation of Non-GAAP Data for 12 Months Ended March 31, 2014 ($ millions, except percentages) 1 Quarterly totals may not sum to actual results due to quarterly rounding conventions. Calculation of adjusted EBITDA for each quarter has been reconciled within each quarterly earnings release filed with the SEC and posted on Ashland's website.

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